                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) February 6, 2007

                                BRIGHTPOINT, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
                 (State or Other Jurisdiction of Incorporation)

                 0-23494                                   35-1778566
        (Commission File Number)               (IRS Employer Identification No.)

        2601 Metropolis Parkway,
     Suite, 210 Plainfield, Indiana                          46168
(Address of Principal Executive Offices)                   (Zip Code)

                                 (317) 707-2355
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 6, 2007, Brightpoint, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2006.

A copy of the press release is annexed as exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, nor shall it be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

     99.1 Press Release of Brightpoint, Inc. dated February 6, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BRIGHTPOINT, Inc.
                                        (Registrant)


                                        By: /s/ Anthony W. Boor
                                            ------------------------------------
                                            Anthony W. Boor
                                            Executive Vice President, Chief
                                            Financial Officer and Treasurer

Date: February 6, 2007